UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 6, 2021
__________________________
1LIFE HEALTHCARE, INC.
(Exact name of Registrant as Specified in Its Charter)
__________________________

Delaware	001-39203	76-0707204
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Embarcadero Center, Suite 1900
San Francisco, CA 94111
(415) 814-0927
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ONEM	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement

Merger Agreement

On June 6, 2021 (the “Agreement Date”), 1Life Healthcare, Inc., a Delaware corporation (“One Medical”), SB Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of One Medical (“Merger Sub”), Iora Health, Inc., a Delaware corporation (“Iora”), and Fortis Advisors LLC , solely in its capacity as the representative of the stockholders of Iora, entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, and subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will merge with and into Iora (the “Merger”), with Iora surviving the Merger as a wholly owned subsidiary of One Medical.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Iora capital stock (“Iora Capital Stock”) issued and outstanding immediately prior to the Effective Time (other than dissenting shares, shares of treasury stock and any shares of Iora Capital Stock owned by One Medical or any affiliated entity of One Medical) will be cancelled and automatically converted into the right to receive approximately 0.689 shares (the “Exchange Ratio”) of One Medical common stock (“One Medical Common Stock”) and, if applicable, an amount in cash, without interest, rounded to the nearest whole cent, in lieu of any fractional share interest in One Medical Common Stock to which such holder otherwise would have been entitled. The total number of shares of One Medical Common Stock to be issued or reserved for issuance will be 56.1 million shares, subject to adjustment for cash, working capital, unpaid indebtedness and unpaid transaction expenses (the “Merger Shares”). 779,153 of the Merger Shares will be held in an escrow fund for purposes of satisfying any post-closing purchase price adjustments and indemnification claims under the Merger Agreement. One Medical has agreed to list the Merger Shares on The Nasdaq Global Select Market (“Nasdaq”) at the Effective Time.

At the Effective Time, each Iora stock option that is outstanding as of immediately prior to the Effective Time will be automatically converted into a One Medical stock option with respect to One Medical Common Stock, with the number of shares underlying, and with the exercise price applicable to, such converted stock option adjusted based on the Exchange Ratio to preserve its intrinsic value. Each Iora phantom stock award that is outstanding and vested as of immediately prior to the Effective Time will be cancelled and automatically converted into the right to receive an amount in cash calculated based on the merger consideration value. Each other Iora phantom stock award that is outstanding as of immediately prior to the Effective Time will be assumed and converted into the right to receive an amount in cash calculated based on the merger consideration value, which resulting cash award will generally remain subject to the same terms and conditions as applied prior to the Effective Time but will be paid to the holder on its time-based vesting schedule. Each Iora warrant that is unexpired, unexercised and outstanding as of the Effective Time will be cancelled.

The completion of the Merger is subject to customary conditions, including: (a) the adoption of the Merger Agreement by Iora stockholders and the approval of the issuance of shares of One Medical Common Stock in connection with the Merger by One Medical stockholders; (b) the expiration or termination of the applicable waiting period (or any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (c) the absence of any legal proceeding that has the effect of enjoining or otherwise making illegal the consummation of the Merger; (d) the approval for listing of the shares of One Medical Common Stock that will be issuable pursuant to the Merger Agreement on Nasdaq and the effectiveness of a registration statement on Form S-4 registering the issuance of the Merger Shares that will be filed with the U.S. Securities and Exchange Commission (the “SEC”); (e) subject to certain exceptions, the accuracy of the representations and warranties of the other party and performance by each party in all material respects of its obligations under the Merger Agreement; (f) the absence of a material adverse effect on One Medical or Iora; and (g) retention of certain key employees.

The Merger Agreement includes customary representations and warranties of One Medical and Iora, as well as customary covenants and additional agreements, including with respect to the conduct of One Medical’s and Iora’s businesses during the interim period between the execution of the Merger Agreement and the Effective Time. One Medical has obtained a customary representation and warranty insurance policy in connection with the execution of the Merger Agreement. In addition, the Merger Agreement includes indemnification provisions whereby the stockholders of Iora will indemnify One Medical for losses arising out of, among other things, inaccuracies in, or breaches of, the representations, warranties and covenants of Iora, pre-closing taxes of Iora and matters relating to claims by holders or former holders of Iora Capital Stock, subject to certain caps, deductibles and other limitations and obligations, including obligations to seek recovery under the aforementioned insurance policy.

Additionally, following the completion of the Merger, it is expected that Iora will designate one (1) director to serve on the One Medical board of directors, which director will be designated as a Class III director.

Under the Merger Agreement, One Medical and Iora have also agreed to enter into a loan arrangement under which One Medical may advance secured loans to Iora to fund working capital, at Iora’s request from time to time, in outstanding amounts not to exceed $75.0 million in the aggregate. Any loans made by One Medical to Iora will be subordinated to Iora’s obligations outstanding under its existing credit facility with Silicon Valley Bank.

One Medical and Iora intend, for U.S. federal income tax purposes, that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986 and Treasury Regulations Sections 1.368-2(g) and 1.368-3, and the Merger Agreement was adopted as a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986 and Treasury Regulations Sections 1.368-2(g) and 1.368-3.

The respective boards of directors of One Medical and Iora have approved the Merger Agreement, and the board of directors of Iora has resolved to recommend that Iora’s stockholders adopt the Merger Agreement.

The Merger Agreement contains certain customary termination rights for both parties and provides that, in connection with a termination of the Merger Agreement under certain specified circumstances, (a) One Medical will pay Iora a termination fee of $50,000,000 or a termination fee equal to all reasonable out-of-pocket fees and expenses actually incurred by Iora in connection with the transactions, up to a maximum of $10,000,000, or (b) Iora will pay One Medical a termination fee of $50,000,000. In addition, Iora has agreed to certain non-solicitation obligations related to alternative takeover transactions with third parties.

A copy of the Merger Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement. The representations, warranties and covenants set forth in the Merger Agreement have been made only for the purposes of the Merger Agreement and solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, as well as by information contained in One Medical’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement and not to provide investors with any other factual information regarding the parties or their respective businesses.

Joinder and Voting Agreements

Simultaneously with the execution and delivery of the Merger Agreement, certain stockholders of Iora have entered into joinder agreements with One Medical (the “Joinder Agreements”), pursuant to which such stockholders of Iora have agreed to, among other things, vote their respective shares of Iora Capital Stock for the approval and adoption of the Merger Agreement. The persons and entities signing the Joinder Agreements currently beneficially own an aggregate of approximately 72.9% of the outstanding Iora Capital Stock, on a fully-diluted basis. The foregoing description of the Joinder Agreements does not purport to be complete and is qualified in its entirety by reference to the Joinder Agreements, a form of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Simultaneously with the execution and delivery of the Merger Agreement, Carlyle Partners VII Holdings, L.P. and Benchmark Capital Partners V, L.P. (together, the “One Medical Specified Stockholders”) have entered into voting agreements with Iora and One Medical (the “One Medical Voting Agreements”), pursuant to which such One Medical Specified Stockholders have agreed to, among other things, vote their respective shares of One Medical Common Stock in favor of the approval of the issuance of shares of One Medical Common Stock pursuant to the Merger Agreement. The One Medical Specified Stockholders currently beneficially own an aggregate of approximately 15% of the shares of One Medical Common Stock outstanding. The foregoing description of the One Medical Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the One Medical Voting Agreements, a form of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Additional Information and Where to Find It

One Medical plans to file with the SEC, and the parties plan to furnish to the security holders of Iora and One Medical, a Registration Statement on Form S-4, which will constitute a prospectus and proxy statement of One Medical and will include an information statement of Iora, in connection with the proposed Merger, referred to as a proxy statement/prospectus, whereupon the separate corporate existence of Merger Sub shall cease and Iora shall continue as the surviving corporation of the Merger as a direct wholly owned subsidiary of One Medical. The proxy statement/prospectus described above will contain important information about One Medical, Iora, the proposed Merger and related matters. A proxy statement/prospectus will be sent to all One Medical stockholders. One Medical also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of One Medical are urged to read the registration statement, proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed Merger as they become available because they will contain important information about the proposed Merger.
Investors and security holders will be able to obtain free copies of these documents, and other documents filed with the SEC, by One Medical through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of these documents from One Medical by contacting One Medical’s Investor Relations by email at investor@onemedical.com, or by going to the One Medical web page at https://investor.onemedical.com.

Participants in the Solicitation

The respective directors and executive officers of One Medical and Iora may be deemed to be participants in the solicitation of proxies from One Medical’s stockholders and written consents from the security holders of Iora in connection with the proposed Merger. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement/prospectus described above.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus that meets the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This Current Report on Form 8-K contains express and implied forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which include, but are not limited to, statements regarding expected timing, completion and effects of the proposed Merger. All statements contained in this Current Report on Form 8-K other than statements of historical facts are forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, and you should not rely upon the forward-looking statements as predictions of future events. The future events and trends discussed in this Current Report on Form 8-K may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: the ability of the parties to consummate the proposed Merger, satisfaction of closing conditions precedent to the consummation of the proposed Merger, potential delays in consummating the Merger, the ability of One Medical to timely and successfully achieve the anticipated benefits of the Merger and the impact of health epidemics, including the COVID-19 pandemic, on the parties’ respective businesses and the actions the parties may take in response. Except to the extent required by law, One Medical does not undertake to update any of these forward-looking statements after the date of this Current Report on Form 8-K to conform these statements to actual results or revised expectations. A discussion of factors that may affect future results, including under the heading titled “Risk Factors”, is contained in One Medical’s SEC filings, including the most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, which may be accessed at www.sec.gov. These documents can also be accessed on the One Medical web page at https://investor.onemedical.com.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

2.1
Agreement and Plan of Merger, dated June 6, 2021, by and among 1Life Healthcare, Inc., SB Merger Sub, Inc. Iora Health, Inc. and Fortis Advisors LLC, solely in its capacity as the representative of the stockholders of Iora Health, Inc.*

10.1	Form of Joinder Agreement.
10.2	Form of One Medical Voting Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* The Schedules and exhibits have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S K. A copy of any omitted schedule or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1LIFE HEALTHCARE, INC.

	By:	/s/ Bjorn Thaler
Dated: June 7, 2021		Bjorn Thaler
Chief Financial Officer